UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 15, 1998
                                                        -----------------


                          REGENT ASSISTED LIVING, INC.


 Oregon                                  0-27108             93-1171049
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(State or other jurisdiction of         (Commission         (IRS Employer
 incorporation or organization)          File No.)           Identification No.)


 121 SW Morrison Street, Suite 1000, Portland, OR            97204
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(Address of principal executive offices)                    (Zip Code)


                                 (503) 227-4000
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              (Registrant's telephone number, including area code)


                                    No Change
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          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant
-----------------------------------------------------

     (a)  Previous Independent Accountant

          (i) On December 15, 1998, Regent Assisted Living, Inc. ("Regent") dismissed its previous certifying accountant, KPMG Peat Marwick LLP ("KPMG"). Regent had previously retained KPMG as Regent's certifying accountant on December 29, 1997.

          (ii) Since Regent retained KPMG as Regent's certifying accountant on December 29, 1997, none of the reports of KPMG on the financial statements of Regent have contained an adverse opinion or disclaimer of opinion or have been modified as to uncertainty, audit scope or accounting principles.

          (iii) The decision to change accountants was approved by the Audit Committee of Regent's Board of Directors.

          (iv) Since Regent retained KPMG as Regent's certifying accountant on December 29, 1997, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused it to make reference thereto in connection with its report on the financial statements of Regent.

          (v) Regent requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above and, if not, stating the respects in which it does not agree. A copy of such letter is attached hereto as
          Exhibit 16 and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits
-----------------------------------------

     (c)  Exhibits

          16. Letter from KPMG Peat Marwick LLP re change in certifying accountant.

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 1998

                                       REGENT ASSISTED LIVING, INC.



                                       By STEVEN L. GISH
                                          --------------------------------------
                                          Steven L. Gish
                                          Chief Financial Officer and Treasurer
                                         (Principal Financial and Accounting
                                          Officer)

                                                                   EXHIBIT INDEX


                                                                     Sequential
Exhibit No.      Description                                          Page No.
-----------      -----------                                         ----------

    16 Letter from KPMG Peat Marwick LLP re change in certifying accountant.